EXHIBIT 4d

                         [FACE OF SPECIMEN CERTIFICATE]


$2.50 CUMULATIVE CONVERTIBLE                       $2.50 CUMULATIVE CONVERTIBLE
 PREFERRED STOCK, SERIES BB                         PREFERRED STOCK, SERIES BB

        NUMBER                                                    SHARES
PBB

                             NationsBank Corporation
                                        SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

                                                            CUSIP 06605F 30 0

           INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA


THIS CERTIFIES THAT





IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF $2.50 CUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES BB OF


NationsBank Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

                           NAME CHANGED TO BANKAMERICA
                                   CORPORATION
                         STATE OF INCORPORATION CHANGED
                                   TO DELAWARE

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

        SECRETARY                                    CHIEF EXECUTIVE OFFICER
                                [CORPORATE SEAL]


                                     COUNTERSIGNED AND REGISTERED:
                                        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                              TRANSFER AGENT AND REGISTRAR


                                      BY:
                                                      AUTHORIZED SIGNATURE

                        [REVERSE OF SPECIMEN CERTIFICATE]
                             NationsBank Corporation

        NATIONSBANK CORPORATION'S AUTHORIZED CAPITAL STOCK INCLUDES COMMON STOCK AND ADDITIONAL SERIES OF PREFERRED STOCK WHICH, WHEN ISSUED, MAY HAVE CERTAIN PREFERENCES OR SPECIAL RIGHTS IN THE PAYMENT OF DIVIDENDS, IN VOTING, UPON LIQUIDATION, OR OTHERWISE. THE CORPORATION WILL, UPON REQUEST, FURNISH TO ANY SHAREHOLDER WITHOUT CHARGE INFORMATION IN WRITING AS TO EACH CLASS OR SERIES OF SUCH COMMON AND PREFERRED STOCK AUTHORIZED AND OUTSTANDING AND A COPY OF THE PORTIONS OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OR RESOLUTIONS CONTAINING THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ALL SHARES AND ANY CLASS OR SERIES THEREOF. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE.
                               -------------------
        KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.
                              --------------------
        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM -as tenants in common               UNIF GIFT MIN ACT-____CUSTODIAN___
                                                                    (Cust)    (Minor)
        TEN ENT - as tenants by the entireties          under Uniform Gifts to Minors
        JT TEN - as joint tenants, with right of        Act___________________________
                    survivorship and not as tenants                    (State)
                    in common

     Additional abbreviations may also be used though not in the above list.

     For value received, _____________________ hereby sell, assign and transfer unto

               PLEASE INSERT SOCIAL SECURITY
               OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


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            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)
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 shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
______________________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________

Signature _____________________________________________________________________
          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEE:
                    ___________________________________________________________
                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934.